VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON JUNE 3, 2007.

NEITHER THIS WARRANT NOR THE WARRANT STOCK (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT AND THE WARRANT STOCK MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.


                                   AMNEX, INC.

             (Incorporated under the laws of the State of New York)

                                     Warrant
                                                                    June 3, 1997

     FOR VALUE RECEIVED, AMNEX, INC., a New York corporation (the "Company"), hereby certifies that FRANCESCO GALESI IRREVOCABLE GRANTOR TRUST DATED OCTOBER 18, 1991 (together with any person to whom or which this Warrant or any portion thereof has been assigned or transferred, the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, during the period commencing on June 3, 1999 and expiring at 5:00 P.M., New York City time, on June 3, 2007, up to FIVE HUNDRED THOUSAND (500,000) COMMON SHARES of the Company (the "Common Shares") at a price of TWO DOLLARS AND THIRTY-ONE AND ONE-QUARTER CENTS ($2.3125) per Common Share (the "Exercise Price").

     The number of Common Shares to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The Common Shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock".

     The Holder, by his acceptance hereof, agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

     1. Exercise of Warrant. (a) This Warrant may be exercised by its presentation and surrender to the Company at its principal office on or after June 3, 1999 and before 5:00 P.M., New York City time, on June 3, 2007, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.

          (b) Notwithstanding the foregoing, but subject to the provisions of applicable law and regulations, including, without limitation, those relating to margin requirements, the Exercise Price may be paid concurrently with the sale of the Warrant Stock in a "cashless exercise" transaction.

     2. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all Common Shares or other shares of capital stock of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant.

     3. Fractional Shares. The Company shall not be required to issue certificates representing fractions of Common Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.

     4. Exchange or Assignment of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Common Shares purchasable hereunder. Subject to the provisions of this Warrant and the receipt by the Company of any required representations and agreements, upon surrender of this Warrant to the Company with the Warrant Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

     5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     6. Anti-Dilution Provisions.

          6.1 Adjustments for Stock Dividends; Combinations, Etc.

               (a) In  case  the  Company  shall  do any  of the  following  (an
          "Event"):

                    (i) declare a dividend or other  distribution  on its Common
               Shares payable in Common Shares of the Company,

                    (ii) subdivide the  outstanding  Common Shares pursuant to a stock split or otherwise,

                    (iii) combine the  outstanding  Common Shares into a smaller number of shares pursuant to a reverse split or otherwise, or

                    (iv) reclassify its Common Shares,

          then the Exercise Price in effect at the time of the record date for such dividend or other distribution or of the effective date of such subdivision, combination or reclassification shall be changed to a price determined by dividing (a) the product of the number of Common Shares outstanding immediately prior to such Event, multiplied by the Exercise Price in effect immediately prior to such Event by (b) the number of Common Shares outstanding immediately after such Event. Each such adjustment of the Exercise Price shall be calculated to the nearest cent. No such adjustment shall be made in an amount less than one cent ($.01), but any such amount shall be carried forward and shall be given effect in connection with the next subsequent adjustment. Such adjustment shall be made successively whenever any Event listed above shall occur.

               (b) Whenever the Exercise  Price is adjusted as set forth in this
          Section 6.1 (whether or not the Company then or thereafter elects to issue additional Warrants in substitution for an adjustment in the number of shares of Warrant Stock), the number of shares of Warrant Stock specified in each Warrant which the Holder may purchase shall be adjusted, to the nearest full share, by multiplying such number of Common Shares immediately prior to such adjustment by a fraction, of which the numerator shall be the Exercise Price immediately prior to such adjustment and the denominator shall be the Exercise Price immediately thereafter.

          6.2 Adjustment for Reorganization, Consolidation or Merger. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof or in case after such date the Company (or any such other corporation) shall consolidate with or merge with or into another corporation, then, and in each such case, the Holder of this Warrant, upon the exercise thereof as provided in Section l at any time after the consummation of such reorganization, consolidation or merger, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto all subject to further adjustment as provided in Section 6.l, and the terms of this Warrant shall be binding upon any successor to the Company by way of consolidation or merger; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

     7. Restrictions on Exercise; Registration Rights.

          7.1 Investment Intent. Unless, prior to the exercise of the Warrant, the issuance of the Warrant Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation of the Holder to the Company to the effect that such shares are being acquired for investment and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation or other documentation is not necessary to comply with the Act.

          7.2 Listing; Qualification. The Company shall not be obligated to deliver any shares of Warrant Stock until they have been listed on each securities exchange or other self-regulatory body on which the Company's Common Shares may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable, including, without limitation, compliance with Rule 10b-17 promulgated under the Securities Exchange Act of 1934, as amended. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

          7.3 Registration Rights. The Holder shall have registration rights with regard to the Warrant Stock to the same extent as if the Warrant Stock had been included within the definition of "Registration Stock" for purposes of that certain Stock Exchange Agreement, dated as of January 7, 1997, by and between the Company and Francesco Galesi.

     8. Lost, Stolen or Destroyed Warrants. In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and provides (a) a letter, in form satisfactory to the Company, to the effect that he will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.

     9. Applicable Law. This Warrant is issued under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                         AMNEX, INC.


                                         By:

                                   AMNEX, INC.

                              WARRANT EXERCISE FORM


     The undersigned hereby irrevocably elects to exercise the within Warrant dated June 3, 1997 to the extent of purchasing _______________ Common Shares of AMNEX, Inc. indicated below. The undersigned hereby makes a payment of $_________________ in payment therefor.



                                  Name of Holder


                                  Signature of Holder or Authorized
                                  Representative


                                  Signature, if jointly held


                                  Name and Title of Authorized Representative


                                  Address of Holder



                                  Date

                                   AMNEX, INC.

                             WARRANT ASSIGNMENT FORM

     FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto

Name _________________________________________________________________________
         (Please typewrite or print name of assignee in block letters)

Address________________________________________________________________________
the right to purchase Common Shares of AMNEX, Inc. represented by this Warrant dated June 3, 1997 to the extent of _____________ Common Shares and does hereby irrevocably constitute and appoint _______________ attorney to transfer the same on the books of the Company with full power of substitution in the premises.




                              Name of Holder


                              Signature of Holder or Authorized
                              Representative


                              Signature, if jointly held


                              Name and Title of Authorized Representative


                              Date


Signature(s) guaranteed:


K:\WPDOC\CORP\AMNEX\GALESI\WARRANT.2M1